UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2006

Encore Medical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26538	65-0572565
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Metric Blvd., Austin, Texas		78758
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 832-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 13, 2006, Encore Medical Corporation announced that it had commenced a cash tender offer to purchase any and all of the outstanding 9.75% Senior Subordinated Notes due 2012 (the "Notes") (CUSIP No. 29256GABO), of Encore Medical IHC, Inc., and a related consent solicitation to amend the indenture pursuant to which the Notes were issued. The tender offer and consent solicitation are being made in connection with Encore’s previously announced proposed merger among Grand Slam Holdings, LLC, Grand Slam Acquisition Corp., which are affiliates of Blackstone Capital Partners V L.P., and Encore, pursuant to the Agreement and Plan of Merger, dated as of June 30, 2006 (the "Merger"). The tender offer and consent solicitation are made upon the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated October 13, 2006 (the "Offer to Purchase") and the related Consent and Letter of Transmittal. Encore issued a press release announcing the Offer to Purchase on October 13, 2006, a copy of which is furnished as Exhibit 99.1.

In connection with the proposed Merger, Encore filed its definitive proxy statement with the Securities and Exchange Commission on October 3, 2006. THIS DOCUMENT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION, AND ENCORE URGES YOU TO READ THESE DOCUMENTS. In addition to receiving the proxy statement from Encore by mail, stockholders may obtain the proxy statement, as well as other filings containing information about Encore, without charge, from the Securities and Exchange Commission’s website (http://www.sec.gov).

Encore and certain of its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. A description of the interests of certain of Encore's directors and executive officers in Encore is set forth in Encore's annual report on Form 10-K for the fiscal year ended December 31, 2005. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their interests in the proposed transaction, as well as the interests of Encore's executive officers and directors, are set forth in Encore's proxy statement for its 2006 annual meeting filed with the SEC on April 12, 2006, and in the definitive proxy statement filed with the SEC on October 3, 2006.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number Description

Exhibit 99.1 Press Release dated October 13, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encore Medical Corporation

October 13, 2006	By:	/s/ Harry L. Zimmerman

Name: Harry L. Zimmerman
Title: Executive Vice President - General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 13, 2006